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                   ASSIGNMENT OF NOTES AND SECURITY AGREEMENTS

         THIS ASSIGNMENT OF NOTES AND SECURITY AGREEMENTS (the "Assignment") is dated as of August 13, 1999, by and between PRIMEVISION HEALTH, INC., a Delaware corporation ("PVH"), and BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC. ("BACACF").

                              W I T N E S S E T H:

         WHEREAS, PVH and BACACF are parties to that certain Amended and Restated Loan and Security Agreement dated as of May 30, 1997, as amended (as so amended, the "Original Loan Agreement"), pursuant to which BACACF made available to PVH revolving credit loans and term loans (collectively, the "Loans"), the aggregate outstanding principal balance of which Loans, as of the date hereof, is $37,955,307.34; and

         WHEREAS, PVH has entered into that certain Agreement and Plan of Merger, dated as of April 12, 1999, with Opticare Health Systems, Inc., a Delaware corporation f/k/a Saratoga Resources, Inc. (the "Parent"), Opticare Shellco Merger Corporation, a Delaware corporation, PrimeVision Shellco Merger Corporation, a Delaware corporation ("PVH Shellco"), and Opticare Eye Health Centers, Inc., a Connecticut corporation ("Opticare"), pursuant to which, among other things, PVH Shellco shall merge with and into PVH and PVH shall become a wholly-owned subsidiary of Parent (the "Acquisition"); and

         WHEREAS, PVH and/or certain of its subsidiaries are parties to certain Administrative Services Agreements (collectively, the "Administrative Services Agreements") with the physician practices listed on Schedule I attached hereto (collectively, the "Practices"); and

         WHEREAS, in conjunction with the Acquisition, PVH, its subsidiaries and the Practices have agreed to terminate the Administrative Services Agreements, and in connection therewith the applicable Practice will either enter into a Transition Agreement and Services Agreement, or will repurchase its receivables, inventory, equipment and other assets owned by PVH or its subsidiaries; and

         WHEREAS, in connection with each such entry into a Transition Agreement and Services Agreement (collectively, the "Conversion Agreements"), or with such repurchase of assets, the applicable Practice has executed and delivered, or will execute and deliver, to PVH the promissory notes (the "Notes") and the security agreements (the "Security Agreements" and, together with the "Notes", the "Assigned Agreements") described on Schedule I attached hereto; and

         WHEREAS, in connection with the Acquisition, BACAF and PVH will enter into that certain Amended and Restated Loan and Security Agreement dated as of even date herewith (the "Restated Loan Agreement"), by and among the Parent, PVH, Opticare, Consolidated Eye Care, Inc., a North Carolina corporation ("CEC"), the lenders party thereto (the "Lenders"), Bank

Austria, AG, as the LC Issuer (the "LC Issuer"), and BACACF, as agent for the Lenders and the LC Issuer, pursuant to which, among other things, the existing indebtedness and other obligations owing by PVH to BACACF under the Original Loan Agreement will be restructured; and

         WHEREAS, in connection with the Acquisition and the restructuring of the indebtedness and other obligations owing by PVH to BACACF under the Original Loan Agreement, PVH desires to assign all of its rights and remedies under the Notes and the Security Agreements to BACACF as satisfaction of a portion of the indebtedness owing under the Original Loan Agreement in an amount equal to $3,902,387.00; and

         WHEREAS, BACACF is willing to agree to such assignment, subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises, the terms and conditions herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

         1. DEFINITIONS. Capitalized terms contained herein and not otherwise defined herein shall have the meanings given to such terms in the Restated Loan Agreement.

         2. ASSIGNMENT. PVH hereby assigns, transfers and sets over unto BACACF as absolute owner and not as security, without recourse or warranty except as provided herein, all of PVH's right, title and interest in and to the Notes and the Security Agreements, and all of its rights and remedies thereunder, including in each case, without limitation, the right to receive payments under the Notes, the right to exercise any and all rights and remedies under any Note or any Security Agreement upon the happening of any breach or default giving rise to any such right or remedy (including rights to the payment of money, rights of indemnity and setoff, and rights to defer payment or amounts or to compel specific performance) in favor of PVH under the Assigned Agreements, and the right to do any and all other things whatsoever which PVH is or may become entitled to do under the Notes and Security Agreements.

         3. SATISFACTION OF INDEBTEDNESS. In consideration of the assignment contained herein, and subject to the terms and conditions of this Assignment, BACACF agrees that, upon the effectiveness of the assignment contained herein, the Obligations owing under the Original Loan Agreement shall be reduced by an amount equal to Three Million Nine Hundred Two Thousand Three Hundred Eighty-Seven Dollars ($3,902,387.00) (the "Reduction Amount").

         4. RIGHT OF RECOURSE IN THE EVENT OF OFFSET. If and to the extent, notwithstanding the foregoing, any Practice asserts any right of offset or any defense to payment or performance under the Assigned Agreements to which such Practice is a party, which right of offset or defense arises in whole or in part out of the failure or alleged failure by PVH or any Affiliate of PVH to perform any obligation owing to such Practice after the date hereof, whether under the Conversion Agreements or otherwise, PVH shall pay to BACACF the amount of such offset, or the amount of such Note subject to, or alleged to be subject to, such defense. Any amount owing

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hereunder shall be payable to BACACF on demand, shall constitute a part of the
Obligations and shall be secured by the Collateral. Upon payment of any amount hereunder, BACACF shall, at the request of PVH, assign to PVH, without recourse or warranty, any claim BACACF may have in respect of such offset or defense against the Practice asserting such offset or defense. If in any proceeding to collect on any of the Notes any Practice raises any defense that is adverse to the interests of PVH, PVH shall be entitled, at its own expense, to intervene in and participate in such proceeding to the extent reasonably necessary to protect its interests.

         5. ADDITIONAL CONSIDERATION.. (a) Any and all amounts recovered by BACACF from the Practices in respect of the Assigned Agreements shall be applied by BACACF as it shall deem appropriate; provided, however, that as additional consideration to PVH for the assignment hereunder, BACACF agrees that to the extent the amount recovered in respect of the Assigned Rights (as hereinafter defined) exceeds the sum of (i) the aggregate costs and expenses incurred after the date hereof by BACACF and its Affiliates in connection with the collection of the Assigned Rights (including, without limitation, attorneys' fees and expenses); plus (ii) interest on the uncollected amount of the Aggregate Reduction Amount (as hereinafter defined), calculated from the date hereof until the collection of the Aggregate Reduction Amount in full at the rate of eight percent (8%), calculated on the basis of a 360-day year and actual days elapsed; plus (iii) the Aggregate Reduction Amount; it will apply such excess to the reduction of the Obligations outstanding under the Restated Loan Agreement. The parties hereto hereby acknowledge and agree that such application shall be deemed to be for all purposes a reduction of the purchase price paid for the Assigned Rights.

         (b)      For purposes of this Section 5:

                  (i) "Aggregate Reduction Amount" shall mean the sum of (w) the "Reduction Amount", as such term is defined in that certain Assignment of Rights to Payments under Services Agreements dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Assignment of Rights to Payments under Services Agreements"), by and between PVH and BACACF, (x) the "Reduction Amount", as such term is defined in that certain Irrevocable Power of Attorney and Assignment of Claim Proceeds dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Assignment of Claim Proceeds"), by and among BACACF, PVH, PrimeVision East, Inc., a Delaware corporation, and PrimeVision West, Inc., a Delaware corporation, (y) the "Reduction Amount", as such term is defined in that certain Irrevocable Power of Attorney and Assignment of Claim Proceeds (Asheville Eye) dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Asheville Assignment of Claim Proceeds"), by and among BACACF, PVH, and PrimeVision of North Carolina, Inc., a North Carolina corporation, and (z) the Reduction Amount hereunder, and

                  (ii) "Assigned Rights" shall mean, collectively, (1) the "Assigned Payments", as such term is defined in the Assignment of Rights to Payments under Services

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         Agreements, (2) the "Assigned Proceeds", as such term is defined in the Assignment of Claim Proceeds, and (3) the Assigned Agreement hereunder.

         6. REPRESENTATIONS AND WARRANTIES. PVH represents and warrants to BACACF as follows:

                  (a) PVH is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina and is duly qualified as a foreign corporation in good standing in each other state wherein the conduct of its business or the ownership of its property requires such qualification;

                  (b) PVH has the corporate right, power and authority to execute, deliver and perform, and has taken all necessary corporate and other action to authorize the execution, delivery and performance of, this Assignment and the agreements, documents and instruments executed in connection herewith and to assign the Assigned Agreements as set forth herein; this Assignment has been duly executed and delivered by the duly authorized officers of PVH, and constitutes the legal, valid and binding obligation of PVH, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies;

                  (c) the execution, delivery and performance by PVH of this Assignment in accordance with its terms, and the transactions contemplated hereby, do not and will not, by the passage of time, the giving of notice or otherwise, (1) require any Governmental Approval or violate any Applicable Law, (2) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws of PVH or any indenture, agreement or other instrument to which PVH is a party or by which PVH or any of its properties may be bound or any Governmental Approval relating to PVH, or (3) result in or require the creation or imposition of any Lien upon or with respect to any of the Assigned Agreements;

                  (d) the original of each Note has been delivered to BACACF, duly endorsed by PVH;

                  (e) PVH's interest in each of the Assigned Agreements is free and clear of any Liens or other encumbrances, and PVH has not assigned all or any part of its right, title and interest in and to the Assigned Agreements to any Person, other than to BACACF pursuant to this Assignment;

                  (f) PVH has entered into no agreement with any of the Practices to compromise or otherwise render the Assigned Agreement unenforceable in whole or in part; and



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                  (f) this Assignment is effective to transfer all of PVH's
         right, title and interest in and to the Assigned Agreements to BACACF.

         7. PAYMENTS TO PVH. If any amount shall be paid to PVH or any Affiliate of PVH on account of any of the Notes or Security Agreements, such amount shall be held by PVH or such Affiliate in trust for BACACF, segregated from other funds of PVH or such Affiliate, and shall, forthwith upon receipt by PVH or such Affiliate, be turned over to BACACF in the exact form received (duly indorsed to BACACF, if required).

         8. NO ASSUMPTION OF LIABILITY. This Assignment is limited to the Assigned Agreement, the rights of PVH thereunder and the duties of PVH expressly provided for therein. This Assignment shall not subject BACACF to, or transfer or pass to BACACF, or in any way affect or modify, any liability of PVH or any other Person to the makers of the Notes or the debtors under the Security Agreements other than the liabilities, if any, expressly arising under the terms of the Assigned Agreements.

         9. INDEMNITY. PVH hereby indemnifies BACACF from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against BACACF arising out of any breach or violation by PVH of any of the representations, warranties or covenants contained herein in any material respect.

         10. EFFECTIVENESS. The assignment contained herein shall not become effective unless and until all of the conditions precedent to the effectiveness of the Restated Loan Agreement have been satisfied, and the Restated Loan Agreement has become effective in accordance with its terms.

         11. FURTHER ASSURANCES. In furtherance of the assignment effected hereby, PVH will, from time to time, do and perform any other act or acts and will execute, acknowledge, deliver and file, register, record and deposit (and will refile, reregister, rerecord and redeposit whenever required) any and all further instruments required by law or requested by BACACF in order to confirm, evidence or further assure the assignment of the Assigned Agreements hereunder. Without limiting the foregoing, PVH agrees that it shall (a) execute any agreements, documents and instruments that may be necessary or desirable to assign each financing statement which perfects the security interest granted under any Security Agreement to BACACF, and (b) execute and deliver any notice to the makers of the Notes requested by BACACF to notify such makers of the assignment of the Notes to BACACF hereunder and irrevocably directing each such maker to make all payments on such Notes directly to BACACF.

         12. POWER OF ATTORNEY. PVH does hereby constitute BACACF its true and lawful attorney, irrevocably, with full power of substitution, in BACACF's name or otherwise, to ask, require, demand, receive, compound and give acquittance for each and every payment due or to become due, or any such payment or payments, under or arising out of any of the Assigned

                                     - 5 -
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Agreements to which PVH is or may become entitled, to enforce compliance with each or any term or provision of any one (1) or more of the Assigned Agreements by each other party thereto, to endorse each and every check or other instrument or order in connection therewith, or any one (1) or more of them, and to file any claim or claims, take any action or actions or institute any proceeding or proceedings which BACACF may deem to be necessary or advisable. The foregoing power of attorney is coupled with an interest and shall be irrevocable until all amounts owing under the Notes and Security Agreements have been fully paid and discharged.

         13. COOPERATION. PVH, at its own expense, and without unreasonable condition or delay, shall cooperate with BACACF, its Affiliates, and their respective attorneys and agents, as any such Person may reasonably request, to assist BACACF and its Affiliates in their efforts to enforce the Assigned Agreements and to recover any and all amounts now or hereafter owing in respect thereof. Without limiting the foregoing, PVH shall, and shall cause its Subsidiaries to:

         (i) make available to BACACF and its counsel, upon reasonable notice, its employees, agents, officers, directors and counsel for questioning, deposition, or testimony at any trial, hearing or other proceeding in connection with the Assigned Agreement; and

         (ii) provide copies or, to the extent requested by BACACF, originals of such corporate records, files or documents pertaining to the Assigned Agreement or which are reasonably necessary or appropriate to enforce the Assigned Agreements. PVH also agrees that BACACF may, upon reasonable notice, call at any place of business or property location of PVH or any of its Subsidiaries during normal business hours, and, without hindrance or delay, to inspect, audit, check and make extracts from any such Person's books, records, journals, orders, receipts and any correspondence and other data relating to Assigned Agreements and to discuss any of the foregoing with any of such Person's employees, officers and directors and with its independent accountants and attorneys. PVH hereby authorizes its accountants and its attorneys to discuss any matter relating to the Assigned Agreements with BACACF and its agents, attorneys, officers, directors or employees.

         14. NO FURTHER ASSIGNMENTS. PVH agrees to make no further assignments of the Assigned Agreements or any interest therein.

         15. LOAN DOCUMENT. This Assignment constitutes a Loan Document, as such term is defined in the Restated Loan Agreement, and all amounts owing hereunder are included in the Obligations under the Restated Loan Agreement, are secured by the Collateral, and are guaranteed pursuant to the Guaranty.

         16. COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be an original, and all such counterparts shall constitute but one and the same instrument.

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         17. TIME IS OF THE ESSENCE. Time is of the essence in this Assignment.

         18. GOVERNING LAW; CONSENT TO JURISDICTION. THIS ASSIGNMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. PVH HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT;
(B) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT; AND (C) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF BACACF TO BRING PROCEEDINGS AGAINST PVH IN THE COURTS OF ANY OTHER JURISDICTION.

         19. WAIVER OF JURY TRIAL. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, PVH AND BACACF HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS ASSIGNMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF PVH OR BACACF. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BACACF TO ENTER INTO THIS AGREEMENT.



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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to set their hands and seals as of the date first above written.

                                    "PVH"

                                    PRIMEVISION HEALTH, INC.

                                    By: /s/ David A. Durfee
                                       -----------------------------------------
                                       Name:  David A. Durfee
                                       Title: Acting President

                                    Attest: /s/ Gregg Luchs
                                           -------------------------------------
                                           Name:  Gregg Luchs
                                           Title: Chief Financial Officer

                                                [CORPORATE SEAL]

                                    "BACACF"

                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.

                                    By: /s/ Scott Kray
                                       -----------------------------------------
                                       Scott Kray
                                       Vice President

                                    By: /s/ Robert M. Biringer
                                       -----------------------------------------
                                       Name:  Robert M. Biringer
                                       Title: Executive Vice President

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